UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
FEBRUARY 11, 2000









                 INTERNETFINANCIALCORP.COM, INC.
               (FORMERLY CARIBBEAN VENTURES, INC.)
     (Exact name of registrant as specified in its charter)







Nevada                001-14849                   86-0871787
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

2080 E. Flamingo Rd., Suite 112, Las Vegas, NV 89119
(Address of principal executive offices)

Registrant's telephone number, including area code (702) 650-5660

ITEM 5.   OTHER EVENTS

On   February  11,  2000,  the  Company  changed  its   name   to
Internetfinancialcorp.com, Inc.

On  February  11,  2000, the Company's common stock  underwent  a forward  stock  split on a 5:1 basis for all record shareholders, increasing the then issued and outstanding shares from  3,000,000 common shares to 15,000,000 common shares.

ITEM 6.   RESIGNATIONS OF REGISTRANTS' DIRECTORS

On February 11, 2000, the Company accepted the resignation of Mr.
Earl Gilbrech as a member of the board of directors and as an officer, effective immediately. Lance Morginn was appointed to fill the vacancy left by Mr. Gilbrech's resignation.

On February 11, 2000 the Company appointed Silvio Forigo as a director to the Board of Directors.

On February 11, 2000, the Company also accepted the resignation of Ms. Donna Harper as a member of the board of the directors and as an officer, effective immediately. Theo Sanidas was appointed to fill the vacancy left by Ms. Harper's resignation. Mr. Sanidas was also elected as President and Mr. Morginn was elected as Secretary/Treasurer.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           Internetfinancialcorp.com, Inc.



                           By: /s/ Lance Morginn
                              Lance Morginn, Secretary/Treasurer



                           Date: March 1, 2000